UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)     January 12, 2009
TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)
(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	3
(d) Exhibits

SIGNATURE	4

Second Amendment to Employment Agreement, dated January 12, 2009, among TRW Automotive Inc., TRW Limited and Steven Lunn
EX-10.1

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Amendment to Employment Agreement of Named Executive Officer

Effective January 12, 2009, the applicable subsidiaries of the Company and Steven Lunn, the Company’s Executive Vice President and Chief Operating Officer, entered into an amendment to Mr. Lunn’s existing employment agreement to conform the definition of “Change in Control” to the definition in Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations and related guidance promulgated thereunder.

This description of the employment agreement amendment is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 10.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits (filed herewith)

Exhibit No.	Description

10.1	Second Amendment to Employment Agreement, dated January 12, 2009, among TRW Automotive Inc., TRW Limited and Steven Lunn

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2009	TRW AUTOMOTIVE HOLDINGS CORP.

	By:	/s/ Joseph S. Cantie Joseph S. Cantie Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

10.1	Second Amendment to Employment Agreement, dated January 12, 2009, among TRW Automotive Inc., TRW Limited and Steven Lunn